UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 4, 2012

BRIGHTPOINT, INC.

(Exact name of registrant as specified in its charter)

Indiana	1-12845	35-1778566
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7635 Interactive Way, Suite 200, Indianapolis, Indiana	46278
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (317) 707-2355

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	Other Events.

Supplement to the Proxy Statement for the Special Meeting of Shareholders to be held on September 19, 2012.

This is a supplement to the proxy statement dated August 20, 2012 (the “proxy statement”) of Brightpoint, Inc. (“BrightPoint,” “we” or the “Company”) that was mailed to BrightPoint shareholders in connection with the solicitation of proxies for use at the special meeting of shareholders to be held at BrightPoint’s corporate headquarters located at 7635 Interactive Way, Suite 200, Indianapolis, IN 46278 on Wednesday, September 19, 2012 at 9:00 a.m. local time. The purpose of the special meeting is (1) to consider and vote on a proposal to approve the Agreement and Plan of Merger, dated as of June 29, 2012, among Ingram Micro Inc. (“Ingram Micro”), Beacon Sub, Inc., a wholly owned subsidiary of Ingram Micro (“Merger Sub”), and BrightPoint, as it may be amended from time to time, pursuant to which Merger Sub will be merged with and into BrightPoint (the “merger”), with BrightPoint surviving the merger as a wholly owned subsidiary of Ingram Micro (the “merger agreement”); (2) to consider and vote on a non-binding, advisory basis, to approve the compensation that may be paid or otherwise become payable to our named executive officers that is based on or otherwise relates to the merger as disclosed in the proxy statement under the heading “The Merger — Interests of BrightPoint’s Directors and Executive Officers in the Merger”; and (3) to consider and vote upon a proposal to adjourn the special meeting, if necessary or appropriate, to permit further solicitation of proxies if there are not sufficient votes at the time of the special meeting to approve the merger agreement.

The Board of Directors of BrightPoint (the “Board”) established August 14, 2012 as the record date for the purpose of determining the shareholders who are entitled to receive notice of, and to vote at (in person or by proxy), the special meeting.

After careful consideration, the Board unanimously (i) determined that the merger agreement and the merger are advisable and in the best interests of BrightPoint and its shareholders and (ii) adopted, approved and declared advisable the execution, delivery and performance of the merger agreement and the merger.

THE BOARD OF DIRECTORS OF BRIGHTPOINT UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF THE MERGER AGREEMENT, FOR THE APPROVAL, ON A NON-BINDING ADVISORY BASIS, OF COMPENSATION THAT MAY BE PAID OR BECOME PAYABLE TO OUR NAMED EXECUTIVE OFFICERS THAT IS BASED ON OR OTHERWISE RELATES TO THE MERGER; AND FOR THE PROPOSAL TO ADJOURN THE SPECIAL MEETING, IF NECESSARY OR APPROPRIATE, TO PERMIT FURTHER SOLICITATION OF PROXIES IF THERE ARE NOT SUFFICIENT VOTES AT THE TIME OF THE SPECIAL MEETING TO APPROVE THE MERGER AGREEMENT. INFORMATION ABOUT VOTING OR REVOKING A PROXY APPEARS ON PAGE 22 OF THE PROXY STATEMENT.

Litigation Related to the Merger

As described on page 61 of the proxy statement, BrightPoint received notice of the filing of two putative class action complaints commenced in the District Court for the Southern District of Indiana. In the first action, the plaintiff sued BrightPoint, its directors, Ingram Micro and Merger Sub for alleged violations of Sections 14 and 20 of the Securities Exchange Act of 1934, based on alleged omission of certain information contained in the preliminary filing of this proxy statement. In the second action, two plaintiffs sued BrightPoint and its directors alleging the same federal securities claims and asserting that BrightPoint’s directors breached their fiduciary duties by, among other things, purportedly failing to conduct a fair process for the sale of BrightPoint and accepting a purchase price that was too low. These plaintiffs also allege that BrightPoint aided and abetted the directors’ purported breaches of their fiduciary duties. The plaintiffs in both putative class actions seek, among other things, monetary damages, injunctive relief (including enjoining the merger) and attorneys’ and other fees and expenses. On August 10, 2012, BrightPoint moved to dismiss the first action described above for failure to state a claim under the federal securities laws.

BrightPoint has also received a letter on behalf of a BrightPoint shareholder that requests that BrightPoint incorporate certain disclosures relating to the merger into the definitive proxy statement.

On September 4, 2012, BrightPoint entered into a memorandum of understanding memorializing the terms of a settlement of all litigation, which would include the dismissal with prejudice of all claims against all of the defendants. The proposed settlement is conditional upon, among other things: the dismissal with prejudice of the litigation without the award of any damages, costs, fees or the grant of any other further relief, except for the award of fees and expenses pursuant to the memorandum of understanding; the entry of a final judgment in the actions (i) approving the settlement (including a provision enjoining all members of the class from asserting any of the released claims), (ii) providing for the dismissal of the actions and (iii) approving the release by the class to the defendants; and consummation of the merger and final approval of the proposed settlement by the court. In connection with the settlement and as provided in the memorandum of understanding, the parties contemplate that plaintiffs’ counsel will seek an award of attorneys’ fees and expenses as part of the settlement. There can be no assurance that the merger will be consummated, that the parties ultimately will enter into a settlement or that the court will approve the settlement. In such event, the memorandum of understanding and the proposed settlement as contemplated by the memorandum of understanding shall be null and void. The settlement will not affect the amount of the merger consideration that BrightPoint shareholders are entitled to receive in the merger.

The defendants deny that they have committed any violations of law or otherwise failed to act in a proper manner with respect to the facts and claims alleged in the actions and specifically deny that any further supplemental disclosure was required under any applicable rule, statute, regulation or law. The defendants have entered into the memorandum of understanding because the proposed settlement would eliminate the risk, burden and expense of further litigation, would resolve all of the claims and permit the merger to be consummated as scheduled without risk of delay and would permit BrightPoint’s shareholders to receive the consideration provided for in the merger agreement.

Additional Disclosures

As contemplated by the proposed settlement, BrightPoint is providing certain additional disclosures that are supplemental to those contained in the proxy statement previously mailed to you. This supplemental information should be read in conjunction with the proxy statement, which we urge you to read in its entirety. As noted above, none of the defendants has admitted wrongdoing of any kind, including but not limited to inaccuracies or inadequacies in any disclosure, the materiality of any disclosure that the plaintiffs contend should have been made, any breach of any fiduciary duty, or aiding or abetting any of the foregoing. The additional disclosures are as follows:

Blackstone’s Selected Companies Analysis

As described in detail on pages 39-41 of the proxy statement, Blackstone reviewed and compared certain financial information of BrightPoint to corresponding financial information, ratios and public market multiples for selected publicly traded companies. Below is a chart indicating the multiples for each selected company Blackstone used in its Selected Companies Analysis:

Company	2012E TEV/Revenue	2013E TEV/Revenue		2012E TEV/EBITDA		2013E TEV/EBITDA		2012E Share Price/EPS
Avnet Inc.	0.21x	0.20x		5.0x		4.7x		6.9x

Arrow Electronics, Inc.	0.24x	0.23x		5.1x		4.7x		6.7x

Ingram Micro Inc.	0.05x	0.05x		3.4x		3.0x		8.6x

Tech Data Corp.	0.06x	0.06x		3.7x		3.5x		8.3x

SYNNEX Corp.	0.14x	0.13x		5.0x		4.7x		8.3x

TESSCO Technologies Inc.	0.22x	NA	*	NA	*	NA	*	10.2x

Brightpoint, Inc.	0.09x	0.08x		4.0x		3.8x		5.5x

Brightpoint, Inc. (Transaction)	0.14x	0.14x		6.6x		6.2x		10.9x

Source: Capital IQ. BrightPoint financial projections based on management projections.

Note: Except as otherwise noted, based on market values as of June 26, 2012.

*	Multiple not available due to unavailability of projections.

Blackstone’s Illustrative Stand-Alone Discounted Cash Flow Analysis

As described in detail on page 41 of the proxy statement, Blackstone conducted an illustrative stand-alone discounted cash flow analysis. The first paragraph under the heading “Illustrative Stand-Alone Discounted Cash Flow Analysis” on page 41 of the proxy is replaced with the following paragraph:

Blackstone conducted an illustrative discounted cash flow analysis for the company on a standalone basis, which is designed to estimate an implied value of a company by calculating the present value of the estimated future unlevered free cash flows and terminal value of the company. Blackstone calculated a range of implied equity values per share of BrightPoint common stock based on forecasts of future unlevered free cash flows for the second half of fiscal year 2012 through fiscal year 2017 provided by management of BrightPoint. Blackstone first calculated unlevered free cash flows (calculated as earnings before interest and taxes, less taxes, plus depreciation and amortization, less the amount of any increase or plus the amount of any decrease in net working capital, and less capital expenditures) of BrightPoint for fiscal years 2012 to 2017, using an end-of-year convention (i.e., assuming all cash flows occur at the end of each year). The calculation of unlevered free cash flows used an assumed tax rate of 30% (which tax rate was provided by BrightPoint and assumed conservative use of Brightpoint’s net operating losses). Blackstone then calculated a terminal value for BrightPoint by applying a range of terminal last twelve month (“LTM”) EBITDA multiples of 4.0x to 6.0x (which range was selected based on Blackstone’s professional judgment after consideration of the trading multiples for the selected companies) to BrightPoint management’s forecast of EBITDA for fiscal year 2017 for BrightPoint. These unlevered free cash flows and terminal values were then discounted to present values as of June 30, 2012 using a range of discount rates of 9.5% to 10.5% (which range was selected based on Blackstone’s professional judgment and derived from an analysis of the estimated weighted average cost of capital using industry comparables) to calculate a range of implied total enterprise values for BrightPoint. These total enterprise values were further adjusted for BrightPoint’s net debt (forecasted as of June 30, 2012 per BrightPoint’s internal management projections), minority interest, and the book value of the equity investment in affiliate, to calculate a range of implied equity values. Blackstone did not account for share based compensation in its analysis. This implied equity value range was then divided by 72,664,000, which represents the fully diluted number of outstanding shares of BrightPoint common stock as of June 26, 2012, as reported by BrightPoint to Blackstone, to calculate a range of implied equity values per share.

Blackstone’s Selected Precedent Transactions Analysis

As described on pages 41-42 of the proxy statement, Blackstone performed a selected precedent transactions analysis. The first chart on page 42 is replaced with the following chart, which includes a column entitled “Transaction Value/LTM Revenue”:

Acquirer	Target	Date Announced	Transaction Value/LTM Revenue
Arrow Electronics, Inc.	Nu Horizons Electronics Corp.	September 2010	0.23x

Tech Data Corporation	Triade Holding	August 2010	0.05x

Avnet, Inc.	Bell Microproducts Inc.	March 2010	0.20x

ScanSource Europe	Algol Europe	November 2009	0.15x

Acal	BFi OPTiLAS	October 2009	0.10x

Ingram Micro Inc.	Computacenter Distribution	October 2009	0.13x

Letchworth	Fayrewood	December 2008	0.10x

Avnet, Inc.	Nippon Denso Industry Co., Ltd.	November 2008	0.18x

Barclays Private Equity	Computerlinks	June 2008	0.20x

Tech Data Corporation	Scribona	March 2008	0.05x

SYNNEX Corporation	New Age Electronics	February 2008	0.06x

Ingram Micro Inc.	DBL Distributing	June 2007	0.32x

Brightpoint, Inc.	Dangaard Telecom A/S	February 2007	0.30x

Ingram Micro Inc.	Nimax Inc.	July 2004	0.14x

Sources: Company filings, Capital IQ, press releases, 451 Group, Mergermarket, and Wall Street research.

Additional Information and Where to Find It

BrightPoint has filed with the SEC a definitive proxy statement and may furnish or file other materials with the SEC in connection with the proposed merger. As discussed above, the definitive proxy statement has been sent or given to the shareholders of BrightPoint and contains important information about the proposed transaction and related matters. BEFORE MAKING ANY VOTING DECISION, BRIGHTPOINT’S SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT AND THOSE OTHER MATERIALS CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT BRIGHTPOINT AND THE PROPOSED MERGER. The proxy statement and other relevant materials (as and when they become available), and any other documents filed by BrightPoint with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, security holders may obtain free copies of the proxy statement from BrightPoint by contacting BrightPoint’s Investor Relations by telephone at (317) 707-2745, or by mail at Brightpoint, Inc., 7635 Interactive Way, Suite 200, Indianapolis, Indiana, 46278, Attention: Investor Relations, or by going to BrightPoint’s Investor Relations page on its corporate website at www.brightpoint.com.

Participants in the Solicitation

BrightPoint and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of BrightPoint in connection with the proposed acquisition. Information regarding the interests of these directors and executive officers in the transactions described herein are included in the proxy statement described above. Additional information regarding these directors and executive officers is included in BrightPoint’s proxy statement for its 2012 Annual Meeting of Shareholders, which was filed with the SEC on March 23, 2012 and in BrightPoint’s Annual Report on Form 10-K for the year ended December 31, 2011, which was filed with the SEC on February 29, 2012.

Cautionary Statement for the Purpose of the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995

The matters in this filing that are forward-looking statements are based on current management expectations. Certain risks may cause such expectations to not be achieved and, in turn, may have a material adverse effect on BrightPoint’s business, financial condition and results of operations. BrightPoint disclaims any duty to update any forward-looking statements.

All statements other than statements of historical fact are statements that could be deemed forward-looking statements.

Important risk factors that could cause actual results to differ materially from those discussed in the forward-looking statements include, without limitation: our ability to timely complete the transaction, if at all; our ability to complete the transaction considering the various closing conditions, including those conditions related to regulatory approvals and shareholder approval; the financial performance of BrightPoint during the pendency of the merger; BrightPoint’s business may not perform as expected due to transaction-related uncertainty or other factors; the ability of BrightPoint to retain relationships with customers, vendors and carriers; management’s ability to execute its plans, strategies and objectives for future operations; and growth of the mobility industry during the pendency of the merger.

For a further discussion of significant factors to consider in connection with forward-looking statements concerning BrightPoint, reference is made to Item 1A., Risk Factors, of BrightPoint’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011 and Item 1A., Risk Factors, of BrightPoint’s Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, 2012 and June 30, 2012; other risks or uncertainties may be detailed from time to time in BrightPoint’s future SEC filings.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BRIGHTPOINT, INC.
(Registrant)

By:	/s/ Craig M. Carpenter
Craig M. Carpenter
Executive Vice President, General Counsel and Secretary

Date: September 6, 2012